SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549
                       ----------------------------------

                                    Form 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) : July 19, 2001


                            GreatBio Technologies, Inc.
                           -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
                                 ------------
                (State or Other Jurisdiction of Incorporation)


               0-26057                                82-0507874
            -------------                          ----------------
      (Commission File Number)               (IRS Employer Identification No.)


          150 Lucius Gordon Drive, Suite 203, West Henrietta, NY 14586
        -----------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)


                                 (716) 214-2441
                               ------------------
                 Registrant's Telephone Number, including Area Code

Item 5.  Annual Meeting of the Shareholders

     On July 19, 2001, the Registrant held its annual meeting of shareholders. At that meeting, the following actions were approved by vote of the shareholders:

Election of Michael L. Weiner, Wilson Greatbatch, Steven Katz, Ross B. Kenzie and Robert S. Bramson as directors of the Registrant;

  * Approval of a resolution to amend the Registrant's certificate of incorporation to change the name of the Registrant to Biophan Technologies, Inc.

  *     Approval of the Registrant's 2001 Stock Option Plan;

  * Appointment of Goldstein Golub & Kessler, LLP as the Registrant's independent public accountants for the year ending February 28, 2002.



Index of exhibits
                                                                       page

     *    Certificate of Incorporation

     *    Appointment of Goldstein Golub & Kessler, LLP as the
              Registrant's independent public accountants

 3.(i)     Certificate of Amendment to Articles of Incorporation          3

99.(i)     2001 Stock Option Plan                                         4

99.(ii)    Press Release                                                 15


* Exhibits so marked have heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and are incorporated herein by reference.


     * Certificate of Incorporation filed as exhibit to Form 10-K for the period ending December 31, 1999.

     * Appointment of independent public accountants filed as exhibit to Form 8-K on May 7, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GreatBio Technologies, Inc.
                                   ---------------------------
                                           (Registrant)

Date:  July 27, 2001                    By:  /s/ Robert J. Wood
                                   ----------------------------
                                          Robert J. Wood
                                   Vice President and Treasurer

Exhibit 3.(i)
                                                      FILED # C923-00
                                                       JUL 19, 2001
                                                     in the office of
                                                      /s/Dean Heller
                                               Dean Heller Secretary of State



                               CERTIFICATE
                            PURSUANT TO 78.390

July 19, 2001

The Secretary of State
State of Nevada


Dear Sir or Madam:

I, Robert J.Wood, Vice President of GreatBio Technologies, Inc.
(the "Corporation"), acknowledge that the Annual Meeting of the Shareholders of the Corporation was held on July 19, 2001 and a majority of the shareholders voted to adopt the following resolution, effective upon filing of this certificate.


NOW THEREFORE BE IT

     RESOLVED, that the Corporation shall amend its Articles of Incorporation to effectuate a change of name from GreatBio Technologies, Inc. to Biophan Technologies, Inc.


     The original Articles were filed in the Office of the Secretary of State on January 12, 2000.

Article 1 is amended to read as follows:

     1.  Name of Corporation:  Biophan Technologies, Inc.


     The foregoing amendment was adopted by a majority of the shareholders.

     Total shares issued and outstanding:              25,565,532
                                                       ----------
     Shares voting for the resolution:                 25,046,652        98%
                                                       ----------        ---
     Shares voting against the resolution                  -0-
                                                       ----------


IN WITNESS WHEREOF, the undersigned have duly executed this Certificate as of the 19th day of July, 2001.


/s/ Robert J. Wood                      /s/ Melissa Mahler
-------------------                     -------------------
Robert J. Wood                           Melissa Mahler
Vice President                           Assistant Secretary

        STATE OF NEVADA
       Secretary of State
I hereby certify that this is a true and
complete copy of the document as filed
in this office
         JUL 20, 2001
        /s/ Dean Heller
          Dean Heller

Exhibit 99.(i)

                     GREATBIO TECHNOLOGIES, INC.
                       2001 STOCK OPTION PLAN

     1. Title and Purpose. The plan described herein shall be known as the "GreatBio Technologies, Inc. 2001 Stock Option Plan" (the "Plan"). The purpose of the Plan is to advance the interests of GreatBio Technologies, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract and retain individuals of training, experience, and ability as officers, key employees, directors and consultants and to furnish additional incentive to such key individuals to promote the Company's financial success by providing them with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value. It is the intent of the Company that such individuals be encouraged to obtain and retain an equity interest in the Company and each Participant will be specifically apprised of said intent.

     2. Definitions. As used herein, the following words or terms have the meaning set forth below.

          2.1 "Award" means an award granted to any key employee, officer, consultant, or Non-Employee Director in accordance with the provisions of the Plan in the form of Options or Restricted Stock.

          2.2 "Award Agreement" means the written agreement evidencing each Award of Restricted Stock granted under the Plan.

          2.3 "Board" means the Board of Directors of the Company, except that, whenever action is to be taken under the Plan with respect to a Reporting Person, "Board" shall mean only such directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act or any successor rule.

          2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

          2.5 "Committee" means the Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan. To the extent that the Committee delegates its power to grant Options as permitted by Section 4.2, all references in the Plan to the Committee's authority to grant Options and determinations with respect thereto shall be deemed to include the Committee's delegate or delegates.

          2.6 "Common Stock" or "Stock" means the Company's $.005 par value Common Shares.

          2.7 "Company" means GreatBio Technologies, Inc., a corporation established under the laws of the State of Nevada, and its subsidiaries.

          2.8 "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or to exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

          2.9 "Disability" means a physical or mental condition of such a nature that it would qualify a Participant for benefits under the Company's long-term disability insurance plan or, if no such plan exists, a determination by the United States Social Security Administration of total disability.

          2.10 "Disinterested Person" shall have the same meaning as defined in
Rule 16b-3(c)(2) promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act.

          2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          2.12 "Fair Market Value" means the fair market value of the Company's shares of Common Stock on a given date, which shall be (i) if the shares of Common Stock are listed on a national exchange, then the mean between the highest and the lowest quoted selling price of said shares of Common Stock on such stock exchange on such date, provided at least one sale of said shares of Common Stock took place on such exchange on such date, and, if not, then on the basis of the closing price on the last preceding date on which at least one sale on such exchange did occur, or (ii) if the shares of Common Stock are not listed on a national exchange, then the mean between dealer "bid" and "ask" prices of the shares of Common Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc., or (iii) if the shares of Common Stock are not publicly traded, then the value as determined by the Board in good faith.

          2.13 "Incentive Stock Option" ("ISO") means an Option which is intended to satisfy the requirements of Section 422 of the Code or any successor provision.

          2.14 "Non-Employee Director" means a member of the Board who is not an employee of the Company or a management consultant to the Company.

          2.15 "Non-Employee Director Stock Option" ("NEDSO") means a Nonstatutory Stock Option granted to a Non-Employee Director of the Company or a member of the Scientific Advisory Board.

          2.16 "Nonstatutory Stock Option" ("NSO") means an Option which is not intended to qualify as an Incentive Stock Option.

          2.17 "Option" means any Option granted under the Plan and includes an Incentive Stock Option, a Nonstatutory Stock Option and a Non-Employee Director Stock Option.

          2.18 "Option Agreement" means the written agreement evidencing each Option granted under the Plan.

          2.19 "Option Price" means the purchase price per share of Common Stock upon the exercise of an Option.

          2.20 "Outside Director" shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

          2.21 "Participant" means an individual who has been granted an Award under the Plan.

          2.22 "Reporting Person" means a person required to file reports under Section 16(a) of the Exchange Act or any successor statute.

          2.23 "Restricted Stock" means Stock awarded under Section 9 of the Plan which is subject to certain forfeiture provisions or restrictions on transfer.

          2.24 "Retirement" means termination of employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

          2.25 "Scientific Advisory Board" means the advisory board consisting of noted scientists who advise the Company on the development of its technology.

     3.     Shares Subject to the Plan.  Subject to adjustment as provided in
Section 11 below, an aggregate of 2,500,000 shares of Common Stock shall be available for Awards under the Plan. Such shares may be authorized but previously unissued shares or shares reacquired by the Company, including shares purchased in the open market. In the event that any outstanding Option granted under the Plan for any reason expires or is terminated without having been exercised in full, or any shares of Restricted Stock are forfeited, the shares allocable to the unexercised portion of such Option or the forfeited portion of such Restricted Stock shall (unless the Plan shall have been terminated) become available for subsequent Awards under the Plan; provided that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance.

     4.     Administration of the Plan.

          4.1 The Plan shall be administered by the Committee. No individual may be appointed to the Committee who is not both a Disinterested Person and an Outside Director. Grants of NEDSOs and the amounts and nature of such Options shall be automatic as described in Section 8. Subject to the preceding sentence and the provisions set forth herein, the Committee shall have full authority to determine the time or times at which, and the officers and key employees of the Company to whom, Awards shall be granted under the Plan, to determine the provisions of Awards, to interpret the terms of the Plan and of Awards made under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Committee shall report any action taken by it to the meeting of the Board next following such action.

          4.2 To the extent permitted by applicable law, the Committee may delegate to one or more executive officers who are also directors of the Company the power to grant Options to Participants who are not Reporting Persons at the time of such Options and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of Options for such Participants as a group. Such delegate or delegates shall report any action taken by it or them to the meeting of the Committee next following such action.

          4.3 The decision of the Committee on any matter as to which the Committee is given authority shall be final and binding on all persons concerned. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     5. Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors of the Company or as members of the Committee or otherwise, the members of the Committee shall be indemnified by the Company as and to the fullest extent permitted by law, including without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Awards granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence, bad faith or misconduct in the performance of his duties; provided that within 60 days after institution of such action, suit or proceeding a Committee member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

     6. Types of Awards Under the Plan. Awards under the Plan may be in the form of any one or more of the following:

          Incentive Stock Options (ISOs)
          Nonstatutory Stock Options (NSOs)
          Non-Employee Director Stock Options (NEDSOs)
          Restricted Stock

All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan including without limitation, determinations of the Participants, the form, amount and timing of Awards , the terms and provisions of Awards, and the agreements evidencing Awards, need not be uniform and may be made selectively among Participants who receive, or are eligible to receive, Awards hereunder, whether or not such Participants are similarly situated. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant of the Award or any time thereafter.

     7.     Incentive Stock Options and Nonstatutory Stock Options.

          7.1 Eligibility. Any officer or key employee of the Company shall be eligible to receive an ISO or NSO under the Plan. In addition, any consultant to the Company, who, in the opinion of the Committee, is in a position to have a significant effect upon the Company's business, shall be eligible to receive a NSO under the Plan. No ISO or NSO may be granted to an individual under this Plan at a time when such individual is serving as a member of the Committee. An employee owning stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation ("Ten Percent Stockholder") is not eligible to receive an ISO unless the option price is at least 110% of the Fair Market Value of the Common Stock at the time the ISO is granted and the ISO option by its terms is not exercisable more than five years from the date it is granted. Restricted Stock and Common Stock which a grantee may purchase under outstanding Options shall be treated as stock owned by such grantee for purposes of this calculation. The Committee also may authorize the granting of ISOs and NSOs to prospective employees. In the case of a prospective employee, the grant of an ISO or NSO shall be on the condition of employment by the Company in a key position, and the date of the grant of the ISO or NSO shall be the date such employment begins or such later date as the Committee may have specified when authorizing the grant.

          7.2     Grant of ISOs and NSOs

               7.2.1 From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among persons eligible to receive ISOs and NSOs (including persons to whom ISOs and NSOs were previously granted) those persons to whom ISOs and NSOs are to be granted.

               7.2.2 The Committee shall, in its absolute discretion, determine the number of shares of Common Stock to be subject to each ISO and NSO made by it under the Plan.

               7.2.3 The Committee shall determine at the time of each grant hereunder whether the option is an ISO or NSO. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision, and any regulations thereunder.

          7.3 Option Price. The option price per share of Common Stock with respect to each ISO shall not be less than 100% of the Fair Market Value per share at the time the ISO is granted. The option price per share of Common Stock with respect to each NSO granted shall be determined by the Committee.

          7.4 Period of Options. An ISO and NSO shall be exercisable during such period of time as the Committee may specify, subject, in the case of ISOs, to any limitation required by the Code. No ISO or NSO shall be exercisable after the expiration of 10 years from the date the ISO or NSO is granted.

          7.5 Vesting of Options. Each ISO and NSO shall be made exercisable at such time or times as the Committee shall determine. In the case of an ISO or NSO made exercisable in installments, the Committee may later determine to accelerate the time at which one or more of such installments may be exercised. The Committee may impose such conditions with respect to the exercise of ISOs and NSOs, including conditions relating to the attainment of specific pre-determined stock price goals or other performance criteria or conditions relating to applicable federal or state tax or securities laws, as it considers necessary or advisable and such conditions may differ with respect to each Participant.

          7.6 Limitation on Grant of ISOs. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

          7.7 Options Non-Transferable. No ISO or NSO granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. No interest of a Participant under an ISO or NSO or the Plan shall be subject to the attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal equitable process. During the lifetime of the Participant, ISOs and NSOs shall be exercisable only by the Participant who received them.

          7.8     Termination of Employment.

               7.8.1 Death During or After Employment. If a Participant dies during employment or within three (3) months after terminating employment, and at a time when the Participant is entitled to exercise an ISO or NSO, then at any time or times within one year after death (or such greater or lesser period after death as may be specified in the documentation evidencing the ISO or NSO) such ISO or NSO may be exercised, but only as to any or all of those shares which the Participant was entitled to purchase immediately prior to the Participant's death (unless the Committee within thirty (30) days after the Participant's death shall have accelerated the vesting of the ISO or NSO). ISOs or NSOs exercisable after death may be exercised by the Participant's Designated Beneficiary, and except as so exercised, shall expire at the end of the specified post-death exercise period. In no event, however, may any ISO or NSO granted under the Plan be exercised after the expiration of the ISO or NSO exercise period established at the time of grant.

               7.8.2 Retirement or Disability. In the event of a Participant's Retirement or Disability at a time when the Participant is entitled to exercise an ISO or NSO, then within three months after Retirement or one year after Disability (or such greater or lesser period after Retirement or Disability as may be specified in the documentation evidencing the ISO or NSO) the Participant may exercise such ISO or NSO only as to those shares which the Participant was entitled to purchase immediately prior to such Retirement or Disability (unless the Committee within thirty (30) days after the Participant's Retirement or Disability shall have accelerated the vesting of the ISO or NSO). If the Participant dies within the specified post-Retirement or post-Disability exercise period, the Participant's ISO or NSO may be exercised by the Participant's Designated Beneficiary, to the same extent as if the deceased Participant had survived, during the greater of one year from the date of his death or, if a post-Retirement or post-Disability exercise period greater than three months or one year was specified in the ISO or NSO documentation, the remainder of such longer period.

               Except as exercised within the applicable period described above, each ISO or NSO shall expire at the end of such period. In no event, however, may any ISO or NSO granted under the Plan be exercised after the expiration of the ISO or NSO exercise period established at the time of grant.

               7.8.3 Other Terminations of Employment. If the employment of a Participant is terminated for cause, the Participant's option rights, both accrued and future, under any then outstanding ISO or NSO shall be forfeited and terminated immediately and may not thereafter be exercised to any extent.

               If the employment of a Participant is terminated for any reason other than cause, death, Retirement or Disability at a time when the Participant is entitled to exercise an ISO or NSO, then within three months after such termination of employment (or such greater or lesser period after termination of employment as may be specified in the documentation evidencing the ISO or NSO), the Participant may exercise such ISO or NSO only as to those shares which the Participant was entitled to purchase immediately prior to such termination of employment (unless the Committee within thirty (30) days after the Participant's termination of employment shall have accelerated the vesting of the ISO or NSO). If the Participant dies within the specified post-termination of employment exercise period, the Participant's ISO or NSO may be exercised by the Participant's Designated Beneficiary, to the same extent as if the deceased Participant had survived, during a period equal to the greater of one year from the date of the Participant's death or the remainder of such specified post-termination of employment exercise period.

               If the Committee so decides, an ISO or NSO may provide that a leave of absence granted by the Company is not a termination of employment for the purpose of this subsection 7.8.3 and, in the absence of such a provision, the Committee may, in any particular case, determine that such a leave of absence is not a termination of employment for such purpose.

               7.8.4 Notwithstanding the terms and provisions of Sections 7.8.1, 7.8.2, and 7.8.3, the Committee, at any time, may establish such other terms and provisions with respect to the exercise of an ISO or NSO by a Participant upon the death, Disability, or other termination of employment of such person as it, in its sole discretion, deems advisable.

     8.     Non-Employee Director Stock Options.

          8.1 Eligibility. Each Non-Employee Director of the Board and each member of the Scientific Advisory Board shall receive a NEDSO as determined hereunder without further action by the Board or Committee.

          8.2 Option Grant Dates. Subject to the approval of the Plan by the shareholders at the 2001 Annual Meeting and in accordance with Section 8.3 below, a NEDSO shall be granted to each Non-Employee Director and each member of the Scientific Advisory Board automatically every year on the date of the Annual Meeting of Shareholders, commencing on the date of the 2001 Annual Meeting of Shareholders. Non-Employee Directors or members of the Scientific Advisory Board elected by the Board, or appointed, as the case may be, to fill vacancies and newly created directorships in the interim between grant dates will receive a pro rated NEDSO based upon the number of full months such Non-Employee Director or member of the Scientific Advisory Board will serve between his election or appointment and the next grant date.

          8.3 Option Formula. Each Non-Employee Director shall receive an initial NEDSO to purchase 30,000 shares of Stock vesting one-third on the first, second and third anniversary of the date of grant without further action by the Board or Committee and additional grants to purchase 10,000 shares of Stock each on the third anniversary and each succeeding anniversary date thereafter in which the Participant is a Non-Employee Director or a member of the Scientific Advisory Board. Each member of the Scientific Advisory Board shall receive a NEDSO to purchase 8,333 shares of Stock on each grant date without further action by the Board or Committee.

          8.4 Period of Options. Except as otherwise provided herein, each NEDSO will be exercisable in full one year from the date of grant. All NEDSOs shall terminate upon the expiration of five years from the date upon which such NEDSOs were granted (subject to prior termination as hereinafter provided).

          8.5 Option Price. The price per share of Stock at which a NEDSO may be exercised shall be equal to 100% of the Fair Market Value of the price per share of Stock on the date the NEDSO is granted. Notwithstanding any provision herein to the contrary, any NEDSOs granted on the date of the 2001 Annual Meeting of Shareholder to a Non-Employee Director or member of the Scientific Advisory Board shall have an exercise price of $.50.

          8.6 Options Non-Transferable. No NEDSO granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. No interest of a Non-Employee Director or member of the Scientific Advisory Board under a NEDSO or the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Non-Employee Director or member of the Scientific Advisory Board NEDSOs shall be exercisable only by the Non-Employee Director or member of the Scientific Advisory Board who received them.

          8.7 Death or Disability of Non-Employee Director. If a Non-Employee Director shall terminate performance of services for the Company because of death or Disability, or shall die after termination of performance of services for the Company but while the Non-Employee Director could have exercised a NEDSO, that NEDSO may be exercised, to the extent that the Non-Employee Director was entitled to do so at the date of termination of performance of services, at any time, or from time to time, within one year after the date of death or termination of performance of services because of Disability, but in no event later than the expiration date specified pursuant to Section 8.4. In the case of death, exercise may be made by the Non-Employee Director's Designated Beneficiary. Notwithstanding the foregoing, the Committee may establish such other provisions with respect to the exercise of a NEDSO upon the death or Disability of a Non-Employee Director as it, in its sole discretion, deems advisable.

          8.8 Termination of Services as Non-Employee Director. If a Non-Employee Director's performance of services for the Company shall terminate for any reason other than death or Disability, the Non-Employee Director must exercise such NEDSO, to the extent the Non-Employee Director was entitled to do so at the date of termination of performance of services, at any time, or from time to time, within three months after the date of termination of performance of services, but in no event later than the expiration date specified pursuant to Section 8.4; provided, however, in the case of termination of performance of services for cause, the NEDSO shall cease to be exercisable on the date of such termination. Notwithstanding the foregoing sentence, the Committee may establish such other provisions with respect to the exercise of a NEDSO by a Non-Employee Director upon the termination of such person's services by reason of resignation, retirement, completion of term or otherwise, as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute termination of services as a Non-Employee Director and to determine whether such termination is the result of death, Disability, cause or any other reason.

     9.     General Provisions Applicable to All Options.

          9.1 Exercise of Options; Payment of Option Price. Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office, accompanied by payment equal to the full Option Price for the shares of Stock which are exercised. The Option Price of each share of Common Stock purchased upon exercise of an Option shall be paid in full in cash at the time of exercise; by delivery to the Company shares of Common Stock owned by the Participant, by delivering to the Company (i) irrevocable instructions to deliver the stock certificates representing the shares of Stock for which the Option is being exercised, directly to a broker, and (ii) instructions to the broker to sell such shares of Stock and promptly deliver to the Company the portion of the proceeds equal to the total Option Price; or in any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for a period of at least six (6) months.

          9.2 Documentation of Options. Neither anything contained in the Plan nor in any resolutions adopted or to be adopted by the Board or the Shareholders nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written Option Agreement shall have been duly executed and delivered by the Company and the Participant. Each Option Agreement shall specify the terms and conditions of the Option and contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The Option Agreement with respect to ISOs shall provide, among other things, that the Participant shall advise the Company immediately upon any sale or transfer of shares of Common Stock received upon exercise of the Option to the extent such sale or transfer takes place prior to the later of two (2) years from the date of grant or one (1) year from the date of exercise.

          9.3 Tax Withholding. The Committee shall require, on such terms as it deems necessary, that the Participant pay to the Company or make other satisfactory provision for payment of, any federal, state or local taxes required by law to be withheld in respect to Options under the Plan. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Option creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

          9.4 Amendment of Options. The Committee may modify or amend any outstanding Option if it determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities laws or other law or regulation, which change occurs after the date of grant of the Option and by its terms applies to the Option. In addition, subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, amend, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under the Plan or under any other stock option plan of the Company (to the extent not theretofore exercised) and authorize the granting of new Options under the Plan in substitution therefor (to the extent not theretofore exercised). No amendment of an outstanding Option, however, may, without the consent of the Participant, make any changes which would adversely affect the rights of such Participant.

     10.     Restricted Stock.

          10.1 The Committee may, in its discretion, make Awards of Restricted Stock to such officers and key employees as may be selected in the manner provided in Section 6 of this Plan. Such Awards shall be evidenced by an Award Agreement in such form, and containing such terms and conditions as are not inconsistent with this Plan, as the Committee shall, from time to time, determine. Restricted Stock awarded hereunder shall be subject to such restrictions as may be determined by the Committee and set out in the Award Agreement.

          10.2 Restricted Stock shall be subject to a restriction period (after which restrictions will lapse) which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Perio"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

          10.3     Except when the Committee determines otherwise pursuant to
Section 10.5, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to the restriction shall be forfeited by the Participant and shall be reacquired by the Company.

          10.4 Except as otherwise provided in this Section 10, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

          10.5 In cases of death, Disability or Retirement or in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

          10.6 The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates of Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

          10.7 Subject to Section 10.6, each Participant entitled to receive Restricted Stock under the Plan shall be issued a certificate for the shares of Stock. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.

          10.8 The restrictions imposed under this Section 10 shall apply as well to all shares or other securities issued in respect of the Restricted Stock in connection with any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as may be specified therefor in the Award Agreement.

     11.     Adjustment Upon Changes in Capitalization; Changes in Control.

          11.1 If the outstanding shares of Stock of the Company as a whole are increased, decreased, changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or amendment to the certificate of incorporation of the Company or otherwise, an appropriate and proportionate adjustment, as determined by the Committee shall be made to the number and kind of shares subject to this Plan, and to the number, kind, and per share Option Price of shares subject to unexercised Options granted prior to any such change.

          11.2 Notwithstanding any provisions contained in this Plan or in an Option Agreement deferring the rights of a Participant to exercise the Option, the Option shall become fully vested and the Participant shall be entitled to exercise such Option, in whole or in part, (i) immediately following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock; or (ii) commencing on the date of approval by the shareholders of the Company of an agreement for (a) a merger or consolidation or similar transaction in which the Company is not the surviving corporation or (b) a sale or exchange or other disposition of all or substantially all of the Company's assets; or (iii) immediately following a "change of control" of the Company (as such term is defined in Section 11.3 hereinafter); provided, however, that the Option may be cancelled by the Company as of the effective day of any such reorganization, merger, consolidation, plan of exchange or of any dissolution or liquidation of the Company by giving notice to the Participant of its intention to do so and by permitting the purchase of all of the Shares then subject to the Option, for a period of approximately thirty
(30) days thereafter.

           11.3 For the purposes of this Plan, a "change in control" of the Company shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 12(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of more than 50% of the outstanding voting securities of the Company or its successors; or (ii) during any period of two consecutive years a majority of the Board of Directors no longer consists of individuals who were members of the Board of Directors at the beginning of such period, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

          11.4 The restrictions applicable to Awards of Restricted Stock issued pursuant to Section 10 shall lapse upon the occurrence of an event specified in Section 11.2 and the Company shall issue stock certificates without a restrictive legend.

     12.     Miscellaneous.

          12.1 No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to terminate the employment of a Participant free from any liability or claim under the Plan except as may be expressly provided in the applicable Award.

          12.2 No Right to Continue as a Director. The granting of a NEDSO shall not constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Non-Employee Director for any period of time.

          12.3 No Rights as Shareholder. Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until such person becomes the holder thereof.

          12.4 No Fractional Shares. No fractional shares of Common Stock shall be issued under the Plan, and cash shall be paid in lieu of any fractional shares in settlement of Options granted under the Plan.

          12.5 Unfunded Plan. The Plan shall be unfunded, shall not create (or be construed to create) a trust or a separate fund or funds, and shall not establish any fiduciary relationship between the Company and any Participant or other person.

          12.6 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Participant, including without limitation the Participant's Designated Beneficiary or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

          12.7 Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Awards under the Plan, and the obligation of the Company to transfer shares under such Awards shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Participants, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

          12.8 Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          12.9 Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, except that it may not amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, the performance-based compensation requirements under Section 162(m) of the Code, Section 422 of the Code, the requirements of any securities exchange on which the shares of Common Stock are then listed, or any other requirement of applicable law or regulation. The Board may not amend Section 8 more than once every six (6) months, other than to conform with changes in the Code or the rules and regulations thereunder. The Committee may make non-material amendments to the Plan. No amendment shall apply to adversely affect any Participant with respect to whom an Award shall heretofore have been granted.

          12.10 Governing Law. To the extent not superseded by federal law, the provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

     13. Effective Date of Plan; Term of Plan. The Plan shall become effective as of the date on which the Board adopts the Plan, subject, however, to the approval by the shareholders at the 2001 Annual Meeting of Shareholders. The Plan shall terminate on June 1, 2011, and no Awards shall be granted under the Plan after that date, provided, however, that the Plan and all Awards granted under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Plan adopted by Board of Directors:    June 22, 2001
Date Plan approved by Shareholders:         July 19, 2001

Exhibit 99.(ii)


Biophan Technologies, Inc., Formerly GreatBio Technologies, Inc.,
   Announces Change of Name and Trading Symbol


    TUESDAY, AUGUST 21, 2001 8:31 AM
    - BusinessWire

   ROCHESTER, N.Y., Aug 21, 2001 (BUSINESS WIRE) -- Biophan Technologies, Inc. ("Biophan" or the "Company")(OTC:BIPH) of West Henrietta, New York announced today that the Company has changed its name and trading symbol from GreatBio Technologies, Inc. (GBTI) to Biophan Technologies, Inc. (BIPH)

   The change, effective on July 19, 2001, and approved by the Company's shareholders, was made to avoid potential confusion with other public companies having similar names.

   Biophan is currently focusing on two technologies. The first is new proprietary technology that will enable implantable cardiac pacemakers and other life-sustaining medical devices to operate in the presence of magnetic resonance imaging (MRI) equipment. The underlying technology, which was acquired by the Company, is based on patent applications and proprietary knowledge developed by Wilson Greatbatch, the inventor of the original implantable cardiac pacemaker. The second technology is proprietary antisense gene therapy technology to inhibit the spread of human immunodeficiency virus (HIV-1) infection in conjunction with the use of lentiviral vectors. This technology is based on patents issued to Mr. Greatbatch and acquired by the Company.

   Safe Harbor Statement:

   Certain statements included in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors including, but not limited to: the development of the Company's MRI and gene therapy technologies; the approval of the Company's patent applications; the successful implementation of the Company's research and development programs; the acceptance by the market of the Company's products; competition and the timing of projects and trends in future operating performance, as well as other factors expressed from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with the Company's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

   CONTACT:          Connors Communications
                     Virginia Ginsburg, 310/314-5403
                     virginia@connors.com

   URL:              http://www.businesswire.com
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   with Hyperlinks to your home page.

   Copyright (C) 2001 Business Wire. All rights reserved.

   KEYWORD:          NEW YORK
   INDUSTRY KEYWORD: BIOTECHNOLOGY
                     COMPUTERS/ELECTRONICS
                     MEDICAL
                     SOURCE:
                     Biophan
                     Technologies